Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Buckeye GP Holdings L.P. (“BGH”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Forrest E. Wylie, Chief Executive Officer of MainLine Management LLC, the general partner of BGH, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BGH.

MAINLINE MANAGEMENT LLC, as general partner of BGH

Date: July 31, 2009	/s/ FORREST E. WYLIE

Forrest E. Wylie
Chief Executive Officer